Restriction on Cash and Due From Banks	12 Months Ended
Dec. 31, 2012
Restriction On Cash and Due From Banks [Abstract]
Restricted Cash and Cash Equivalents
Note 2:	Restriction on Cash and Due From Banks

The Company is required to maintain reserve funds in cash and/or on deposit with the Federal Reserve Bank. The reserve required at December 31, 2012 and 2011, was $9.7 million and $6.9 million, respectively.